UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2008

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2008 Cohu, Inc. ("Cohu") issued a press release announcing the appointment of Roger J. Hopkins as Delta Design, Inc. Vice President, Sales and Service. Delta Design is Cohu’s principal business unit and a supplier of test handling, burn-in and thermal solutions used by the global semiconductor industry.

Mr. Hopkins, 58, will succeed Colin P. Scholefield who will be leaving Delta Design on May 23, 2008 to pursue other opportunities. Mr. Hopkins has twenty-two years experience in the semiconductor equipment industry, including from January, 2003 until April, 2008 as Asian and Western Regional Manager at Aetrium, Incorporated, a supplier of IC test handlers and semiconductor reliability test systems. Mr. Hopkins served as Delta Design’s Director of Sales from April, 2001 until December, 2002.

A copy of the press release is attached hereto as Exhibit 99.1.

Compensatory Arrangements with Mr. Hopkins:

Mr. Hopkins will be paid an annual base salary of $180,000 and be eligible for an annual performance bonus as determined by the Cohu Compensation Committee with an annual target bonus of $75,000 (prorated for time worked in the fiscal year).

Upon commencement of employment, Mr. Hopkins will be granted a stock option to purchase 13,750 shares of Cohu’s Common Stock and 5,417 restricted stock units (RSUs) under the Cohu, Inc. 2005 Equity Incentive Plan (the "Plan"). The stock option will (i) vest 25% annually over the four-year vesting period, (ii) expire ten years from the grant date and (iii) have an exercise price equal to the closing price of Cohu Common Stock on the grant date. Each RSU (i) represents a contingent right to receive one share of Cohu Common Stock, (ii) will vest 25% annually over the four-year vesting period and (iii) vested shares will be delivered on or shortly after the vesting date as required by the Plan. Mr. Hopkins will also receive a $500 per month car allowance and other benefits generally available to other Cohu employees.

The foregoing description is qualified in its entirety by the offer letter, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. - 10.1
Description - Offer Letter dated April 24, 2008, by and between Delta Design, Inc. and Roger J. Hopkins

Exhibit No. - 99.1
Description - Press release dated April 25, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 25, 2008	By:	Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter dated April 24, 2008, by and between Delta Design, Inc. and Roger J. Hopkins
99.1	Press release dated April 25, 2008